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                                                               EXHIBIT 10.10.1

                        EXECUTIVE EMPLOYMENT AGREEMENT
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     This Executive Employment Agreement is entered into by and between
FirstAmerica Automotive, Inc. (the "Company") and Thomas Price ("Executive") as of this 1st day of July, 1997 (the "Effective Date").

     1.  Position and Duties:  The Company does hereby employ Executive as Chief
         -------------------
Executive Officer of the Company during the Initial Term (and a Renewal Term, if any) of this Agreement. Executive does hereby accept and agree to such employment. Subject to the supervision and control of the Board of Directors of the Company (the "Board"), Executive shall do and perform all services and acts necessary or advisable to fulfill the duties and responsibilities of his position and shall render such services on the terms set forth herein. In addition, Executive shall have such other executive and managerial powers and duties with respect to the Company as may be assigned to him by the Board. During the Initial Term (and a Renewal Term, if any), Executive shall devote his full working time, attention and efforts to the Company and its affiliates; provided, however, nothing in this Agreement shall preclude Executive from
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pursuing those ventures or business activities described in Schedule 1, subject to approval by the Board, and so long as such efforts do not interfere with Executive's duties and responsibilities as provided herein or otherwise involve more than [ 5 ]% of Executive's daily work activities. Executive's principal place of employment shall be the Company's principal executive offices.

     2.  Term of Agreement:  The term of this Agreement shall commence on the
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Effective Date and shall continue for a period of five (5) years thereafter
("Initial Term"), unless Executive's employment and this Agreement are earlier terminated pursuant to Section 5, or extended by mutual agreement of the parties; provided, however, the term of this Agreement shall be automatically
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renewed for successive periods of one year (each a "Renewal Term"), unless either party gives the other written notice of termination or a desire to change the provisions herein on or before the thirtieth (30th) day prior to the expiration of the Initial Term or any Renewal Term.

     3.  Compensation:  During the Initial Term (and a Renewal Term, if any),
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Executive shall be compensated by the Company for his services as follows:

         (a)  Salary:  Executive shall be paid a monthly salary of $40,000.00
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($480,000.00 per year), subject to applicable withholding, in accordance with the Company's normal payroll procedures (the "Base Salary"). Executive's Base Salary shall be reviewed annually and adjusted as determined by the Board.

         (b)  Benefits: Executive shall have the right, on the same basis as
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other members of senior management of the Company, to participate in and to receive benefits under any of the Company's employee benefit plans, including the medical, dental,
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vision and disability group insurance plans, if any. Executive shall also be entitled to participate in any retirement plan maintained by the Company for which he is eligible in accordance with its terms.

          (c)  Expense Reimbursements: Upon receipt of proper documentation
               ----------------------
establishing the amount of such expenses, the Company shall reimburse Executive for any reasonable business expenses incurred as provided in the Company's policy on this subject applicable to the Company's senior management.

          (d)  Car Allowance: In addition to reimbursement of expenses described
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in subsection 3(c), Executive shall receive [$ 1200] per month as an allowance for car expenses as provided in the Company's policy on this subject applicable to the Company's senior management.

          (e)  Performance Bonus. Executive shall be eligible to earn a
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performance bonus of up to fifty percent (50%) of the Base Salary for the then-
current fiscal year (the "Performance Bonus"). The Performance Bonus shall be determined on the following basis:

               (i) Fifty percent of the Performance Bonus shall be considered earned upon the Company's meeting such annual performance objectives as shall be established by the Compensation Committee of the Board no later than ten weeks following the beginning of the Company's then-current fiscal year. For Fiscal Year 1997, the Compensation Committee of the Board shall establish such performance objectives within four weeks of the date of the Effective Date; and

               (ii) Fifty percent of the Performance Bonus shall be awarded strictly in the Board's discretion.

     The Performance Bonus shall be paid within thirty days of receipt of certification by the Compensation Committee of the Board of Executive's attainment of the pre-established goals under subsection 3(e)(i), and said bonus shall not accrue until the conclusion of the fiscal year for which such bonus is to be paid.

     4.   Benefits Upon Executive's Voluntary Resignation, Death or Disability:
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In the event that Executive voluntarily resigns from his employment with the
Company, or in the event that Executive's employment terminates as a result of his death or disability, Executive shall be entitled to no compensation or benefits from the Company other than those earned under section 3 through the date of such termination or resignation.

     5.   Termination for "Cause": If Executive's employment is terminated by
          -----------------------
the Company for Cause, Executive shall be entitled to no further compensation or benefits from the Company hereunder or otherwise except for such compensation and benefits

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that are accrued but unpaid as of the date of Executive's termination for cause.
In particular, Executive shall be entitled to no portion of any Performance
Bonus described in Section 3(e), above. For purposes of this Section 5, a termination for "Cause" occurs if Executive's employment and this Agreement are terminated due to: (i) Executive's theft, dishonesty, or falsification of any employment or Company records; (ii) Executive's breach of any fiduciary duty or duty of loyalty to the Company; (iii) Executive's commission of any crime involving a felony offense or a criminal offense involving moral turpitude; (iv) Executive's material breach of this Agreement; or (v) any intentional act by Executive which has a material detrimental effect on the Company's reputation or business; provided, however, if the Company seeks to terminate Executive's
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employment for Cause for the reason or reasons set forth in subsection 5(iv), prior to any such termination, the Company shall give Executive thirty (30) days written notice of its intention to terminate Executive's employment and this Agreement and inform Executive regarding the nature of the acts or omissions that give rise to the Company's proposed termination for Cause and allow Executive during this thirty day period to cure, eliminate, remedy or otherwise correct such acts or omissions, if such acts or omissions are capable of being cured, eliminated, remedied or corrected; provided further, however, if the acts
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or omissions that give rise to the Company's proposed termination for Cause cannot be cured, eliminated, remedied or otherwise corrected during the thirty day time-period, the Company may terminate Executive's employment and this Agreement for Cause for the reasons set forth in subsection 5(iv) immediately and without notice or an opportunity to cure.

     6.   Confidential Information and Nondisclosure Agreement:  Executive
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acknowledges that during his employment with the Company, he shall be exposed to or be given access to proprietary information, trade secrets, and other confidential materials of the Company, including, without limitation, lists of customers, suppliers and vendors, sales and marketing strategies, and financial information including past, present and future financial performance and projections thereof ("Confidential Information"). Executive agrees, without limitation in time or until such information shall become public other than by Executive's unauthorized disclosure, to maintain the confidentiality of the Confidential Information and to refrain from divulging, disclosing, or otherwise using in any respect the Confidential Information to the detriment of the Company or its subsidiaries, affiliates, successors or assigns, or for any other purpose or no purpose. Executive further agrees that, as condition precedent to this Agreement and as a condition precedent to his continued receipt of benefits hereunder, he shall sign the Company's [Proprietary Information/Confidential Information and Conflicts of Interest Agreement] and he shall adhere to each of the covenants and agreements contained therein.

     7.   Return of Company Property.  Immediately upon the termination of
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Executive's employment (at the end of the Initial Term or any Renewal Term, or
upon the early termination of Executive's employment by the Company or Executive), Executive shall return to the Company all of its property, equipment, documents,

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records, lists, files and any and all other Company materials including, without limitation, computerized or electronic information, that is in Executive's possession (the "Company Property") by delivering the Company Property to the Company's principal executive offices on or before the date of such termination. Unless otherwise agreed by the Company in writing, Executive shall not retain any Company Property or any copies thereof.

     8.   Dispute Resolution: Except as necessary for either party to
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specifically enforce, or enjoin the breach of, the Combined Agreements (as defined in Section 11), and to the extent such equitable remedies are otherwise available, the parties agree that any dispute that arises out of or relates in any way to this Agreement or Executive's employment with the Company, the termination of that employment, or any and all other disputes by and between the parties, shall be submitted to binding arbitration in San Francisco, California, according to the National Employment Dispute Resolution Rules and procedures of the American Arbitration Association that are then in effect. This arbitration obligation extends to any and all claims that may arise by and between the parties and expressly extends to any claims asserted under any State Constitution, the United States Constitution, and applicable federal, state and local law including, without limitation, state fair employment laws, federal equal employment opportunity laws, federal and state labor statutes and regulations, including, but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the National Labor Relations Act, as amended, the Labor-Management Relations Act, as amended, the Worker Retraining and Notification Act of 1988, as amended, the Americans with Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act of 1967, as amended, and any similar State laws.

     9.   Attorneys' Fees: The prevailing party shall be entitled to recover his
          ---------------
or its attorneys' fees and costs incurred in any formal proceeding brought to enforce any right arising out of this Agreement.

     10.  Interpretation:  Executive and the Company agree that this Agreement
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shall be interpreted in accordance with and governed by the laws of the State of
California without giving effect to any conflict of law principles.

     11.  Entire Agreement:  This Agreement and the [Proprietary
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Information/Confidential Information and Conflicts of Interest Agreement],
(together the "Combined Agreements") constitute the entire agreement between Executive and the Company regarding the subject matter hereof. The Combined Agreements supersede all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning the subject matters described therein.

     12.  Modification:  This Agreement may only be modified or amended by a
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supplemental written agreement signed by Executive and the Company.

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     13.  Assignment; Successors. Executive's rights and obligations provided
          ----------------------
for in this Agreement are personal in nature and Executive shall not assign or transfer this Agreement or any rights or obligations hereunder. The Company shall be entitled to assign or transfer its rights and delegate its duties hereunder.

     14.  Survival. In the event of any termination of Executive's employment
          --------
and this Agreement for any reason by Executive or the Company, Executive and/or the Company, as the case may be, nevertheless shall continue to be bound by the terms and conditions set forth in Sections 6 through 8 herein and all of the terms and conditions set forth in the [Proprietary Information/Confidential Information and Conflicts of Interest Agreement].

     15.  Headings.  Section headings in this Agreement are included herein for
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convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     16.  Construction of Agreement. The parties acknowledge that this Agreement
          -------------------------
was jointly prepared by them, by and through their respective legal counsel, and any uncertainty or ambiguity existing herein shall not be interpreted against any one of the parties.

     17.  Notices. All notices and other communications under this Agreement
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shall be in writing and shall be given by telefax or first-class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three (3) days after mailing or twenty-four (24) hours after transmission of a telefax to the respective persons named below.

     If to the Company:  FirstAmerica Automotive, Inc.
                         100 The Embarcadero
                         San Francisco, California 94105-1217
                         Facsimile: (415) 512-9277

                                      and

                         Skadden, Arps, Slate, Meagher & Flom, LLP
                         300 South Grand Avenue, Suite 3400
                         Los Angeles, California 90071-3144
                         Facsimile:  (213) 687-5600

     If to Executive:    1500 Collins Ave.
                         Colma, California 94014


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     Either party may change such party's address for notices by notice duly given pursuant hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.


Executive                                    FirstAmerica Automotive, Inc.


 /s/ Thomas Price                            By: /s/
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Thomas Price
                                             Its:   Sec
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